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                                                                       EXHIBIT 2

                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporatation of our reports dated February 27, 1998, included in this Form 11-K, into the previously filed Registration Statement File No. 33-50601.

ARTHUR ANDERSEN LLP

San Francisco, California
  March 30, 1998